Waddell & Reed Advisors Funds

Supplement dated November 22, 2010 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 29, 2010

and as supplemented March 3, 2010, March 9, 2010 and May 28, 2010

The following replaces the fifth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Waddell & Reed Advisors Municipal High Income Fund” section on page 34 of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

During normal market conditions, the Fund invests:

■	substantially in bonds with remaining maturities of 10 to 30 years

■	at least 80% of its net assets in municipal bonds

■

at least 65% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality

The following replaces the seventh paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Waddell & Reed Advisors Municipal High Income Fund” section on page 34 of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

The Fund may invest in higher-quality municipal bonds, and may invest less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium- and lower-quality securities in which to invest.

The following replaces numbered section four (4) on page 57 of the “Exchange Privileges — Redemption Fee/Exchange Fee” section of the Waddell & Reed Advisors Fixed Income and Money Market Funds prospectus:

4.	shareholder accounts participating in certain asset allocation, wrap or other fee-based programs whose trading practices are deemed by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., programs that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the program)

Supplement	Prospectus	1